Exhibit 99.2

Boise Inc.

Quarterly Statistical Information

	2008
	Predecessor*	Boise Inc.
	Jan 1 -	Feb 22 -	Combined	Boise Inc.			Combined
	Feb 21	Mar 31	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	164,330	100,138	264,468	223,707			488,175
Premium and Specialty UFS Volume (short tons)	71,369	53,932	125,301	126,509			251,810
Market Pulp Volume (short tons)	20,524	13,132	33,656	38,328			71,984
Medium Volume (short tons)	18,904	14,838	33,742	34,980			68,722
Commodity UFS Mill Net Sales Price ($/short ton)	$840	$865	$849	$901			$873
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$933	$936	$935	$966			$951
Market Pulp Mill Net Sales Price ($/short ton)	$535	$568	$548	$543			$545
Medium Mill Net Sales Price ($/short ton)	$454	$454	$454	$455			$454
Depreciation & Amortization (000)^	$348	$7,120	$7,468	$18,942			$26,410
Capital Spending (000)	$5,000	$2,536	$7,536	$11,672			$19,208

Packaging
Linerboard Sales Volume (short tons)	83,538	30,521	114,059	137,329			251,388
Segment Linerboard Sales Volume (short tons)	36,484	11,612	48,096	66,369			114,465
Corrugated Containers and Sheets Sales Volume (mmsf)	914	640	1,554	1,562			3,116
Newsprint Sales Volume (short tons)	56,358	29,315	85,673	105,175			190,848
Linerboard Mill Net Sales Price ($/short ton)	$423	$423	$423	$417			$420
Segment Linerboard Mill Net Sales Price ($/short ton)	$399	$386	$396	$394			$395
Corrugated Containers and Sheets Net Sales Price ($/msf)	$55	$56	$55	$56			$55
Newsprint Mill Net Sales Price ($/short ton)	$494	$512	$500	$544			$524
Depreciation & Amortization (000)^	$53	$5,213	$5,266	$12,995			$18,261
Capital Spending (000)	$5,173	$7,392	$12,565	$13,067			$25,632

Total Company
EBITDA (000)**	$23,667	$2,613	$26,280	$40,110			$66,390
Net Debt (000)**	N/A	$1,005,739	$1,005,739	$1,026,826			$2,032,565
Net loss per share basic and diluted	N/A	$(0.26)	N/A	$(0.23)			N/A

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

^See appendix for the detail of the decreased depreciation and amortization costs for the Predecessor for the period January 1 through February 21, 2008.

**Reconciliation of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	250,062	258,014	246,687	239,835	994,598
Premium and Specialty UFS Volume (short tons)	129,914	117,109	116,371	116,584	479,978
Market Pulp Volume (short tons)	23,733	33,010	43,904	45,019	145,666
Medium Volume (short tons)	31,782	33,944	33,562	34,872	134,160
Commodity UFS Mill Net Sales Price ($/short ton)	$818	$828	$848	$850	$836
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$901	$915	$935	$940	$922
Market Pulp Mill Net Sales Price ($/short ton)	$516	$535	$544	$547	$538
Medium Mill Net Sales Price ($/short ton)	$423	$422	$432	$464	$435
Depreciation & Amortization (000)^	$16,573	$16,113	$12,027	$248	$44,961
Capital Spending (000)	$25,442	$31,623	$26,821	$19,468	$103,354

Packaging
Linerboard Sales Volume (short tons)	136,752	141,289	146,313	145,952	570,306
Segment Linerboard Sales Volume (short tons)	65,381	58,768	58,778	56,305	239,232
Corrugated Containers and Sheets Sales Volume (mmsf)	1,634	1,653	1,689	1,633	6,609
Newsprint Sales Volume (short tons)	107,076	102,039	97,356	108,172	414,643
Linerboard Mill Net Sales Price ($/short ton)	$396	$403	$412	$438	$413
Segment Linerboard Mill Net Sales Price ($/short ton)**	$375	$379	$385	$407	$387
Corrugated Containers and Sheets Net Sales Price ($/msf)	$51	$51	$53	$55	$53
Newsprint Mill Net Sales Price ($/short ton)	$524	$494	$468	$468	$489
Depreciation & Amortization (000)^	$13,412	$13,891	$10,295	$85	$37,683
Capital Spending (000)	$7,518	$4,072	$10,353	$16,300	$38,243

Total Company EBITDA (000)***	$53,612	$47,877	$74,298	$70,523	$246,310

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

^See appendix for the detail of the decreased depreciation and amortization costs for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007.

**Q4 and YTD segment linerboard mill net sales prices, not adjusted for accrued rebates, would have been $418/short ton and $389/short ton, respectively.

***Reconciliation of net income (a GAAP measure) to EBITDA is provided as an appendix.

Boise Inc.

Quarterly Statistical Information

	2006
	Predecessor*
	Q1	Q2	Q3	Q4	YTD
Paper
Commodity UFS Volume (short tons)	268,699	261,273	237,620	231,170	998,762
Premium and Specialty UFS Volume (short tons)	124,471	124,682	124,901	124,368	498,422
Market Pulp Volume (short tons)	35,103	31,851	20,193	24,580	111,727
Medium Volume (short tons)	33,177	33,698	35,259	30,336	132,470
Commodity UFS Mill Net Sales Price ($/short ton)	$697	$753	$807	$824	$767
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$855	$865	$887	$884	$873
Market Pulp Mill Net Sales Price ($/short ton)	$386	$420	$477	$514	$440
Medium Mill Net Sales Price ($/short ton)	$343	$388	$418	$419	$392
Depreciation & Amortization (000)	$14,617	$15,453	$15,711	$16,550	$62,331
Capital Spending (000)	$17,439	$20,446	$20,060	$27,530	$85,475

Packaging
Linerboard Sales Volume (short tons)	130,324	139,046	144,777	140,264	554,411
Segment Linerboard Sales Volume (short tons)	75,856	62,050	65,145	63,414	266,465
Corrugated Containers and Sheets Sales Volume (mmsf)	1,504	1,755	1,705	1,635	6,599
Newsprint Sales Volume (short tons)	100,595	97,243	108,689	104,321	410,848
Linerboard Mill Net Sales Price ($/short ton)	$332	$377	$403	$396	$378
Segment Linerboard Mill Net Sales Price ($/short ton)	$318	$354	$383	$374	$355
Corrugated Containers and Sheets Net Sales Price ($/msf)	$47	$49	$52	$52	$50
Newsprint Mill Net Sales Price ($/short ton)	$529	$546	$533	$525	$533
Depreciation & Amortization (000)	$12,072	$12,685	$12,770	$13,288	$50,815
Capital Spending (000)†	$7,047	$5,116	$3,812	$7,566	$23,541

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.

†Capital spending presented does not include the $42,609,000 cash paid for the purchase of the assets of Central Texas Corrugated in Waco, Texas.

Appendix

Other Financial Measures

(000)

In September 2007, we classified the assets in our Paper and Packaging segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets.  The decreased depreciation and amortization costs are listed below for the Predecessor for the period January 1 through February 21, 2008:

	2008
	Predecessor*	Boise Inc.				Combined
	Q1	Q1	Q2	Q3	Q4	YTD

Paper	$9,367					$9,367
Packaging	6,919					6,919
Corporate and other	256					256
	$16,542					$16,542

The decreased depreciation and amortization costs are listed below for the Predecessor for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD

Paper			$5,418	$16,276	$21,694
Packaging			4,759	14,344	19,103
Corporate and other			224	804	1,028
			$10,401	$31,424	$41,825

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income (loss) to EBITDA for the Predecessor for the period of January 1 through February 21, 2008, for Boise Inc. for the three months ended March 31, 2008 and June 30, 2008, and for the combined three months ended March 31, 2008, and for the combined six months ended June 30, 2008:

	2008
	Predecessor*	Boise Inc.	Combined	Boise Inc.			Combined
	Q1	Q1	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$22,786	$(16,371)	$6,415	$(18,050)			$(11,635)
Interest expense	2	11,435	11,437	26,145			37,582
Interest income	(161)	(1,821)	(1,982)	(178)			(2,160)
Change in fair value of interest rate derivatives				(510)			(510)
Income tax provision (benefit)	563	(3,377)	(2,814)	14			(2,800)
Depreciation, amortization, and depletion	477	12,747	13,224	32,689			45,913
EBITDA	$23,667	$2,613	$26,280	$40,110			$66,390

The following table reconciles net income to EBITDA for the Predecessor for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Predecessor*
	Q1	Q2	Q3	Q4	YTD

Net income	$21,991	$16,535	$50,218	$70,847	$159,591
Interest income	(128)	(157)	(190)	(221)	(696)
Income tax provision (benefit)	978	703	1,301	(216)	2,766
Depreciation, amortization, and depletion	30,771	30,796	22,969	113	84,649
EBITDA	$53,612	$47,877	$74,298	$70,523	$246,310

*This information was derived from information carved out of Boise Cascade Holdings, L.L.C. financial statements.